SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A-1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2004

Ralcorp Holdings, Inc.

(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

800 Market Street, Suite 2900
St. Louis, MO	63101
(Address of principal	(Zip Code)
executive offices)

(314) 877-7000
(Registrant's telephone number, including area code)

This Amendment No. 1 to the Form 8-K dated December 8, 2003, consists of a revision to the date financial statements will be filed pursuant to Items 7(a) and 7(b) of the Form 8-K. No other part of the Form is amended.

Item 7.   Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired. Financial statements required by this item will be filed no later than February 17, 2004.

(b)        Pro Forma Financial Information. Financial statements required by this item will be filed no later than February 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date:  February 2, 2004      By:  /s/T. G. Granneman
  T. G. Granneman
  Duly Authorized Signatory and
  Chief Accounting Officer